UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1596

FPA CAPITAL FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA		90064
(Address of principal executive offices)		(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:	310-473-0225

Date of fiscal year end:	MARCH 31

Date of reporting period:	SEPTEMBER 30, 2013

Item 1. Report to Stockholders.

Semi-Annual Report

FPA Capital Fund, Inc.

Distributor:

UMB DISTRIBUTION SERVICES, LLC

803 West Michigan Street
Milwaukee, Wisconsin 53233

September 30, 2013

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

This Semi-Annual Report covers the six-months ended September 30, 2013. Your Fund's net asset value (NAV) per share closed at $45.94. A long-term capital gain distribution of $2.49 per share was paid on July 2 to shareholders of record on June 28.

The following table shows the average annual total return for several different periods ended on September 30, 2013 for the Fund and comparative indices of securities prices.

	Periods Ended September 30, 2013 Average Annual Total Return
	1 Year	5 Years	10 Years	15 Years	20 Years	25 Years	6/30/1984 Inception
FPA Capital Fund	20.59%	11.77%	9.58%	11.74%	12.99%	13.95%	14.84%
Russell 2000	30.06%	11.15%	9.64%	8.91%	8.96%	9.80%	10.14%
Russell 2500	29.79%	12.68%	10.38%	10.24%	10.41%	11.25%	11.87%

The Fund's six-month total return, which includes both the changes in NAV and the reinvestment of distributions paid, was 6.64%. This compares with total returns of 13.60% for the Russell 2000 and 11.56% for the Russell 2500. For the calendar year-to-date period, these same comparisons are 16.72% for FPA Capital Fund, 27.69% and 25.89% for the Russell 2000 and 2500.

Commentary

The all too often heard phrase of "don't fight the Fed" continues to be proven true, as evidenced by protracted appreciation across equity markets. During the third quarter, the market for both large-cap and small-cap stocks experienced healthy gains between mid-single digit to high-single digit returns. The Fund returned 8.28% for the quarter, but could not quite match the Russell 2500 return of 9.08%.

Your portfolio's return on invested capital has matched or exceeded the major indices' returns this year, depending on which index one observes. Nearly 40% of the stocks in the portfolio appreciated more than 30% year-to-date through the end of the third quarter, and roughly 85% of the stocks achieved double-digit returns over the same time frame. The good news is that the portfolio companies are performing well, the management teams for these companies are executing on their business plans, and the stocks in the portfolio still provide investors with good value. The bad news is that small/mid-cap stocks are, in general, about as expensive as we can recall over the past few decades and the pickings remain slim. For instance, the Russell 2500 is now trading at 26.5x trailing twelve-month earnings, and the Russell 2000's P/E1 is at the nose-bleeding level of 31.2x.

Despite the "overvalued" asset class, we were still able to add three new names to the portfolio since the start of 2013, including one in the third quarter. Each of these three companies operates in different industries (Education,

1  Price/Earnings ratio (P/E) is the price of a stock divided by its earnings per share.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372. As of the most recent prospectus, the expense ratio is 0.83%. Information regarding the Fund's redemption fees can be found on page 16.

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS (Continued)

Healthcare, and Retail) and has their own set of reasons why they are attractive to us as absolute value investors. In a normal year, and clearly this is not a normal year, we would expect to add four or five new companies to the portfolio. Hence, our antenna remains acutely tuned to capture any signal that alerts us to highly attractive investment opportunities, but our equipment is mostly picking up the noise of bull hoofs rampaging wildly as Federal Reserve Chairman Ben Bernanke pours endless liquidity into the capital markets.

Speaking of Mr. Bernanke and the Federal Reserve, we would immensely appreciate it if he and his cohorts would explain to the American people what would happen if the Fed stopped buying $85 billion worth of Treasury and mortgage securities every month. Does the Fed believe the U.S. economy would collapse sending all of us into the poorhouse? Do they think the stock market would nosedive and wipeout trillions of dollars of wealth? Do they think interest rates will rise substantially and by enough to snuff out the recovering residential real estate market? If the answer is yes to any or all of the above, then our economic foundation is shakier than many might believe.

Recently, the International Monetary Fund's (IMF) Global Financial Stability Report (GFSR) estimated that scaling back the Fed's asset purchases could lead to bond market losses of up to $2.3 trillion. José Viñals, financial counselor to the IMF, says the U.S. needs to control its systemic risk. However, the IMF notes that containing longer-term interest rates and market volatility has already proven to be a substantial challenge, and that is before there has been any change in short-term interest rates.

We know the Fed has mentioned, ad nauseam, their concerns about unemployment rates in the country being too high and the lack of decent job growth, and we share their concerns about people not finding jobs. However, isn't it logical to think that if a new job is created because of the Fed's "quantitative easing (QE)" that that job will disappear once the easing ends? If it were as easy as printing money to create jobs, why not print tens of trillions of dollars and solve the problem? The answer is that, in our opinion, jobs are not created because the Fed prints a bunch of money. Rather jobs are created when businesses want to expand their operations. Businesses generally expand their operations when they are producing rising profits, unless you are Twitter and have access to Wall Street's brightest minds and capital.

If we assume that businesses add employees to the payrolls when profits are increasing, or at least steady, and the Fed understands this relationship, then the Fed must hope that their QE policy will increase the aggregate level of demand and, therefore, profits in the U.S. However, the Fed cannot just give the money to individuals and force them to spend it. Nor can the Fed give money to companies and the companies then, voila, report to shareholders the "new found" profits.

So how does QE affect demand? The answer likely lies in something called the Wealth Effect. That is, the Fed believes that business and consumer spending increases when businesses and consumers are wealthier. Higher stock prices certainly increase the wealth for those who own shares. But this theory makes sense as long as businesses and individuals believe their "new" wealth is sustainable.

When businesses and individuals believe their larger wealth is temporary, the much sought after increased spending is not nearly as much if the increased wealth was expected to be permanent or long lasting.

Intuitively, we know if two people each get a job paying $75,000 annually, but one is expected to be a permanent job with a solid company and the other is with a temp agency that could end at any time, the individual with the permanent job is likely to spend more money, especially on bigger ticket items such as housing or an automobile. This is not true in all cases, but in an economy with tens of millions of participants the monetary velocity and aggregate spending should be higher when people believe their incomes are sustainable rather than on tenuous footing.

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS (Continued)

Investors are no different than our simple illustration above. If the stock market's rise is not due entirely to sound fundamentals, investors will question the sustainability of those returns. So why won't smart investors sell over-priced securities and cash in their chips and buy a yacht or beach house? Clearly, some investors are doing just that today. However, many investors, especially large pension plans and other institutional investors, are being forced to remain in the stock market because the alternative investment choices are just as bad, or worse, as owning stocks. Ominously, if too many investors run for the exits at the same time, share prices are likely to materially decline and upset the Fed's goals. Thus, the Fed has to be careful with all of this taper talk, lest they upset the proverbial apple cart.

In any case, the Fed's policy of increasing aggregate wealth, facilitated by the stock market's rising share prices, will likely benefit only a relatively few investors. The so-called 1%ers will indeed buy fancy cars, build more McMansions, and acquire other luxury goods, which will help the economy grow. However, the policy is unlikely to unleash a torrent of spending from the vast majority of Americans. The reason why is that the middle class and those less fortunate have very little or no investments in publicly-traded equities. Moreover, a recent Sentier Research study shows that the inflation-adjusted median household income is $2,380 below where it stood four years ago.

Obviously, the Fed has not been trying to create a stock market bubble with its QE policy. And we are sure there are some Federal Reserve officials who are concerned about a rapidly rising stock market, given the anemic earnings growth. Yet the Fed's objective of stimulating the economy so more jobs are created is not gaining the desired traction. This brings us to the so-called tapering program many economists and investors had thought the Fed would embark on at the end of September.

For several months during this summer, assorted Federal Reserve officials gave speeches around the country hinting at a possible reduction in the Fed's monthly purchases of $85 billion worth of Treasury and mortgage securities. There were various reasons given why the Fed could taper their QE program. Some officials discussed the improving housing market, some talked about fewer new unemployment claims being filed, some hinted at the improving fiscal budget deficit in D.C., and some talked about the expectations for faster GDP growth later this year and in 2014. Nonetheless, Mr. Bernanke and the Fed decided to stand firm and make no changes to their QE policy.

Investors reacted positively to the Fed's taper caper. At the end of the day, most investors primarily yearn for higher stock prices, and secondarily they may want to know why equities are rising. Over the last few years, the Fed has conditioned investors to believe that the Fed will not allow the stock market to decline too much, and potentially set in motion another economic recession. Just like Pavlov's dogs salivating when the bell rung, the market rises when the Fed sings its tune about more QE.

With the recent announcement that Janet Yellen has been nominated by President Obama to lead the Federal Reserve after Mr. Bernanke's term expires, investors should expect more easy-money policies from the Fed. Under Ms. Yellen's leadership, the Fed is likely to weigh more heavily on trying to maximize both nominal GDP and employment growth.

Should a Yellen-led Fed engage in a more reflationary stance than Chairman Bernanke has to this point, we would expect financial assets to react positively, at least initially, and until price stability is jeopardized. Nonetheless, we will remain zealous in our pursuit of finding value stocks in a rising and richly-priced market. During these times, it is very easy to drop one's guard and buy or hold over-priced securities, because of the pressures to keep up with the indices. Yet, if one were to shun downside protection or maintaining a "margin of safety2", one would relinquish among the most important characteristics of value investing.

2  Buying with a "margin of safety," a phrase popularized by Benjamin Graham and Warren Buffet, is when a security is purchased for less than its estimated value. This helps protect against permanent capital loss in the case of an unexpected event or analytical mistake. A purchase made with a margin of safety does not guarantee the security will not decline in price.

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS (Continued)

Turning to your portfolio, stocks in the portfolio have performed well year-to-date. Included below is a table that highlights how each individual stock has performed this year.

Company	YTD Return Thru Sept.
Cimarex Energy	67.0%
Oshkosh	65.2%
Alliant Tech.***	53.2%
Cabot Oil & Gas	50.1%
Western Digital	49.2%
SM Energy	47.9%
Centene*	42.3%
Avnet	36.3%
Federated Investors	34.3%
Signet Jewelers	34.2%
DeVry	28.8%
Arrow Electronics	27.4%
Trinity Industries	26.6%
Veeco Instruments	26.2%
Company	YTD Return Thru Sept.
Helmerich & Payne	23.1%
Baker Hughes	20.2%
Atwood Oceanics	20.2%
Rosetta Resources	20.2%
Reliance Steel & Aluminum	18.0%
Rowan Companies	17.4%
Patterson-UTI Energy	14.8%
Arris Group	14.1%
Apollo*	12.5%
Foot Locker	5.7%
Newfield Exploration	2.2%
Aaron's Inc.**	1.6%
InterDigital	-9.1%
Ensco	-9.3%

*  Purchased in Q1 2013 and represents YTD return from its cost basis.

**  Purchased in Q3 2013 and represents YTD return from its cost basis.

***  Sold position in Q3.

We initiated one new position in the third quarter, Aarons (AAN), and purchased shares in several existing investments, including small amounts in Apollo Group (APOL) and Devry (DV) and a larger increase in Arris Group (ARRS). We have written about the for-profit education companies in previous letters, so please refer to those letters should you want to familiarize yourself with APOL or DV.

Let us share some thoughts about ARRS. Our team has followed ARRS since 2005 and purchased the first share for the portfolios we manage in October 2010. Arris provides communication hardware products to cable operators. Every day, we demand faster speeds and more bandwidth from our internet providers in order to achieve a higher satisfaction with our internet experience. We also ask for more high-definition (HD) channels from our TV/video providers. We want to stream movies and upload our own movies or videos to the internet. All these desires require large capital investments by cable operators.

In order to meet this demand, cable operators need to continuously update their infrastructure and this is where Arris comes in. ARRS manufactures and sells a wide range of technology products so all of the above wishes can be realized. ARRS has been gaining market share in many of its product niches because of the quality of its offerings and its leading technology innovations, which many of its customers and industry experts view as the "gold standard".

We initially invested in Arris at an attractive valuation at close to 12% free cash flow yield and under four times total enterprise value to EBITDA3. At the time of our investment, the company's net cash position made up

3  EBITDA (Earnings before Interest Tax Depreciation and Amortization) is essentially net income with interest, taxes, depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS (Continued)

approximately 35% of its market capitalization. The management team, which we hold in high regard and which has demonstrated a strong operational track record, has been taking advantage of this low valuation by gradually buying back their outstanding convertible debt and reducing their outstanding shares.

However, in December 2012, a major development occurred when ARRS acquired Motorola Home from Google for $2.5B. An industry analyst described the acquisition quite correctly as "minnow eats whale." We believe ARRS got a good deal by buying from a motivated seller. As mentioned earlier, we have been following ARRS for nearly a decade and think this management team is very disciplined. That said, as with any major acquisition, we worry about the integration/execution issues, but we have confidence ARRS's management team will optimize the operations. After the initial cost savings and synergies are accomplished in approximately a year, we believe the company can generate substantially higher owner earnings and, therefore, good returns on our invested capital.

We continued to take advantage of strong upward momentum in the market place and trimmed a number of positions. When the market is trading at rich multiples, we trim or sell our positions. Currently, the market is expensive so we have more cash than usual. We are absolute value managers so we will stay on the sidelines as long as it takes and husband our cash until excellent investment opportunities become available. On the other hand, we will quickly deploy capital into investments if they are attractive — like we have done on three separate occasions this year.

We have done just that over the last 29 years for the strategy. Our portfolio is very defensive right now and has a great valuation advantage over our benchmark. Our P/E ratio is roughly 13 multiple points lower than Russell 2500's nearly 27x multiple at the end of the quarter.

During the quarter, we also fully exited a position — Alliant Techsystems (ATK). Our long-term clients know that our average holding period is over 6 years. Alliant Techsystems was in the portfolio for only approximately one year, and appreciated more than 115% from our cost basis. Our long-term clients also know that we start trimming our positions when we believe our required margin of safety diminishes. We also sell the position outright if our investment thesis has worked out and/or the investment thesis has changed. All these criteria were met with Alliant Techsystems.

Alliant Techsystems is an armament and aerospace company. The company has three segments. Aerospace is the first one. In this segment, the company provides mainly two products. The first one is what is called a Solid Rocket Motor. Each time NASA sends a cargo into the space, they need one of ATK's propulsion systems. Another product line for the Aerospace segment is aircraft components such as wing skins, fuselage skins, and other composites. The company's products can be found on F-35s and Airbus A350s.

The second segment is Defense. The company is the overwhelming majority provider of small caliber ammunition to the U.S. Army. In this segment, they also offer medium and large caliber ammunition and missiles.

The last segment is called Sporting. They sell sporting and law enforcement ammunition, accessories, and tactical gear. These are sold to police departments, the Department of Homeland Security, the FBI, and the U.S. Secret Service on the law enforcement side. On the commercial side, the largest customers are Wal-Mart, Cabela's, Gander Mountain, and large distributors. Our team started looking at defense companies when many investors were worried about defense budget cuts, sequestration, and the end of wars. Alliant's stock price peaked at around $120 in late 2007 and gradually decreased to $90 in 2010 and then started decreasing more rapidly and hit $43 in the third quarter of 2012. That's when we started buying and built a small position with an average price of approximately $43.50.

By September 2013, our investment thesis played out — investors who were worried about lower armament sales and NASA contract losses were proved wrong. In 2012, we believed that the selling was overdone, as the uses of

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS (Continued)

armament were mainly for military training, and the rest of the aerospace business was doing well. The stock price subsequently increased to over $95 per share, which is in the range where we exited the position.

As you know, we endeavor to find and invest your capital in more stocks like ATK. Unfortunately, it is currently not a target-rich environment for dedicated Small/Mid-Cap Value investors. We have experienced these droughts several times over the past few decades. Our patience has ultimately been rewarded as we have subsequently been able to put capital to work when the tide changes. We remain optimistic. If we can discover three new stocks for your portfolio in a year like 2013, we are confident that we will be able to put more capital to work when the market experiences greater volatility.

We thank you for continued support and trust.

Respectfully submitted,

Dennis M. Bryan
Chief Executive Officer and Portfolio Manager

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and is subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. Portfolio composition will change due to ongoing management of the Fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund, Advisor or Distributor.

Fund shares are presently offered for sale only to existing shareholders and to directors, officers and employees of the Fund, the Adviser, and affiliated companies, and their immediate relatives.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; this may be enhanced when investing in emerging markets. Small and mid cap stocks involve greater risks and they can fluctuate in price more than larger company stocks. The return of principal in a bond investment is not guaranteed. Bonds have issuer, interest rate, inflation and credit risks. Lower rated bonds, callable bonds and other types of debt obligations involve greater risks. Mortgage securities and asset backed securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; derivatives may increase volatility.

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS (Continued)

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

The Prospectus details the Fund's objective and policies, sales charges, and other matters of interest to prospective investors. Please read the prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpafunds.com, by email at crm@fpafunds.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

The Russell 2500 and 2000 Indexes consist of the 2,500 and 2,000 smallest companies, respectively, in the Russell 3000 total capitalization universe. These indexes are considered measures of small to mid capitalization stock performance. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent.

FPA CAPITAL FUND, INC.

PORTFOLIO SUMMARY

September 30, 2013
(Unaudited)

Common Stocks		65.3%
Technology	21.7%
Oil Field Services	15.4%
Oil & Gas Exploration	12.3%
Business Services & Supplies	5.7%
Industrial Products	4.0%
Retailing	3.0%
Basic Materials	1.3%
Financial	1.2%
Healthcare	0.7%
U.S. Treasuries		18.0%
Short-Term Investments		16.7%
Other Assets and Liabilities, net		0.0%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended September 30, 2013
(Unaudited)

Shares
NET PURCHASES
Common Stocks
Aaron's, Inc. (1)	57,600
Apollo Group, Inc.	518,200
Arris Group, Inc.	710,000
DeVry Inc.	75,508
Helmerich & Payne, Inc.	35,900
NET SALES
Common Stocks
Alliant Techsystems Inc. (2)	52,400
Arrow Electronics, Inc.	605,100
Avnet, Inc.	559,600
Cabot Oil & Gas Corporation	120,400
Newfield Exploration Company	139,700
Oshkosh Corporation	549,300
Reliance Steel & Aluminum Co.	51,600
Rosetta Resources, Inc.	21,900
Rowan Companies, Inc.	537,576
Signet Jewelers Ltd	55,900
Trinity Industries, Inc.	51,500
VEECO Instruments Inc.	33,100
Western Digital Corporation	677,600

(1)  Indicates new commitment to portfolio

(2)  Indicates elimination from commitment to portfolio

FPA CAPITAL FUND, INC.

PORTFOLIO OF INVESTMENTS

September 30, 2013
(Unaudited)

COMMON STOCKS	Shares	Fair Value
TECHNOLOGY — 21.7%
Arris Group, Inc.*	1,312,800	$22,396,368
Arrow Electronics, Inc.*	1,515,500	73,547,215
Avnet, Inc.	1,772,400	73,926,804
Interdigital, Inc.	920,648	34,367,790
VEECO Instruments Inc.*	297,600	11,079,648
Western Digital Corporation	791,500	50,181,100
		$265,498,925
OIL FIELD SERVICES — 15.4%
Atwood Oceanics, Inc.*	277,206	$15,257,418
Baker Hughes Incorporated	428,772	21,052,705
Ensco PLC	842,600	45,289,750
Helmerich & Payne, Inc.	197,400	13,610,730
Patterson - UTI Energy, Inc.	803,600	17,180,968
Rowan Companies, Inc.*	2,065,700	75,852,504
		$188,244,075
OIL AND GAS EXPLORATION — 12.3%
Cabot Oil & Gas Corporation	80,800	$3,015,456
Cimarex Energy Co.	186,000	17,930,400
Newfield Exploration Company*	947,500	25,933,075
Rosetta Resources, Inc.*	1,419,402	77,300,633
SM Energy Company	341,900	26,391,261
		$150,570,825
BUSINESS SERVICES & SUPPLIES — 5.7%
Apollo Group, Inc.*	1,780,700	$37,056,367
DeVry Inc.	1,090,508	33,325,925
		$70,382,292
INDUSTRIAL PRODUCTS — 4.0%
Oshkosh Corporation*	717,600	$35,148,048
Trinity Industries, Inc.	302,100	13,700,235
		$48,848,283
RETAILING — 3.0%
Aaron's, Inc.	57,600	$1,595,520
Foot Locker, Inc.	682,400	23,160,656
Signet Jewelers Ltd	163,800	11,736,270
		$36,492,446
BASIC MATERIALS — 1.3%
Reliance Steel & Aluminum Co.	209,908	$15,379,959
FINANCIAL — 1.2%
Federated Investors, Inc.	554,943	$15,072,252

FPA CAPITAL FUND, INC.

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2013
(Unaudited)

COMMON STOCKS — Continued	Shares or Principal Amount	Fair Value
HEALTHCARE — 0.7%
Centene Corporation*	138,200	$8,839,272
TOTAL COMMON STOCKS — 65.3% (Cost $404,494,638)		$799,328,329
U.S. TREASURIES — 18.0%
U.S. Treasury Note — 0.025% 2014	$87,604,000	$87,666,453
U.S. Treasury Note — 0.025% 2014	50,000,000	50,046,630
U.S. Treasury Note — 1.000% 2014	42,145,000	42,262,091
U.S. Treasury Note — 1.750% 2014	40,251,000	40,479,183
TOTAL U.S. TREASURIES (Cost $220,986,651)		$220,454,357
TOTAL INVESTMENT SECURITIES — 83.3% (Cost $625,481,289)		$1,019,782,686
SHORT-TERM INVESTMENTS — 16.7%
State Street Bank Repurchase Agreement - 0.00% 10/01/13 (Dated 9/30/13, repurchase price of $25,834,000, collateralized by $22,240,000 principal amount U.S. Treasury Bonds — 4.625% 2040, fair value $26,354,400)	$25,834,000	$25,834,000
Exxon Mobil Corporation — 0.05% 10/02/13	59,000,000	58,999,918
Toyota Motor Credit Corporation — 0.03% 10/18/13	30,000,000	29,999,575
General Electric Capital Corporation — 0.04% 10/22/13	60,000,000	59,998,600
Toyota Motor Credit Corporation — 0.03% 10/22/13	30,000,000	29,999,475
TOTAL SHORT-TERM INVESTMENTS (Cost $204,831,568)		$204,831,568
TOTAL INVESTMENTS — 100.0% (Cost $830,312,857)		$1,224,614,254
Other assets and liabilities, net — (0.0)%		(378,977)
TOTAL NET ASSETS — 100.0%		$1,224,235,277

*  Non-income producing securities.

See notes to financial statements.

FPA CAPITAL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2013
(Unaudited)

ASSETS
Investments at value:
Investment securities — at fair value (identified cost $625,481,289)	$1,019,782,686
Short-term investments — at amortized cost (maturities of 60 days or less)	204,831,568	$1,224,614,254
Cash		23
Receivable for:
Investment securities sold	$3,044,852
Dividends and accrued interest	443,121
Capital Stock sold	143,154	3,631,127
		$1,228,245,404
LIABILITIES
Payable for:
Investment securities purchased	$1,590,067
Capital Stock repurchased	1,488,337
Advisory fees and financial services	751,189
Accrued expenses and other liabilities	180,534	4,010,127
NET ASSETS		$1,224,235,277
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 100,000,000 shares; outstanding 26,646,686 shares		$266,466
Additional Paid-in Capital		761,119,467
Accumulated net realized gain on investments		69,981,047
Accumulated net investment loss		(1,433,100)
Unrealized appreciation of investments		394,301,397
NET ASSETS		$1,224,235,277
NET ASSET VALUE
Offering and redemption price per share		$45.94

See notes to financial statements.

FPA CAPITAL FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 2013
(Unaudited)

INVESTMENT INCOME
Dividends		$3,232,758
Interest		897,688
		$4,130,446
EXPENSES
Advisory fees	$3,971,321
Financial services	607,116
Transfer agent fees and expenses	272,819
Directors' fees and expenses	68,667
Reports to shareholders	48,548
Custodian fees and expenses	42,280
Registration fees	37,092
Legal fees	24,943
Audit and tax services	24,800
Other expenses	25,696	5,123,282
Net investment loss		$(992,836)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sales of investment securities (excluding short-term investments with maturities 60 days or less)	$210,030,705
Cost of investment securities sold	138,271,596
Net realized gain on investments		$71,759,109
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$389,289,933
Unrealized appreciation at end of period	394,301,397
Change in unrealized appreciation of investments		5,011,464
Net realized and unrealized gain on investments		$76,770,573
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$75,777,737

See notes to financial statements.

FPA CAPITAL FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2013 (Unaudited)		Year Ended March 31, 2013
CHANGE IN NET ASSETS
Operations:
Net investment income (loss)	$(992,836)		$1,433,790
Net realized gain on investments	71,759,109		149,159,682
Change in unrealized appreciation of investments	5,011,464		(29,462,571)
Change in net assets resulting from operations		$75,777,737		$121,130,901
Distributions to shareholders from:
Net investment income	—		$(1,874,053)
Net realized capital gains	$(65,378,665)	(65,378,665)	(104,421,821)	(106,295,874)
Capital Stock transactions:
Proceeds from Capital Stock sold	$22,283,154		$35,999,532
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	58,967,242		96,699,082
Cost of Capital Stock repurchased*	(141,235,977)	(59,985,581)	(182,856,639)	(50,158,025)
Total change in net assets		$(49,586,509)		$(35,322,998)
NET ASSETS
Beginning of period		1,273,821,786		1,309,144,784
End of period		$1,224,235,277		$1,273,821,786
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		499,432		833,129
Shares issued to shareholders upon reinvestment of dividends and distributions		1,385,508		2,294,953
Shares of Capital Stock repurchased		(3,173,314)		(4,214,943)
Change in Capital Stock outstanding		(1,288,374)		(1,086,861)

*  Net of redemption fees of $14,103 and $35,727 for the periods ended September 30, 2013 and March 31, 2013, respectively.

See notes to financial statements.

FPA CAPITAL FUND, INC.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended September 30, 2013		Year Ended March 31,
	(Unaudited)		2013	2012	2011	2010	2009
Per share operating performance:
Net asset value at beginning of period	$45.60		$45.11	$46.64	$35.16	$20.25	$36.84
Income from investment operations
Net investment income (loss)	$(0.04)		$0.05	$(0.11)	$(0.06)	$(0.07)	$0.30
Net realized and unrealized gain (loss) on investment securities	2.87		4.37	(1.42)	11.54	15.01	(14.51)
Total from investment operations	$2.83		$4.42	$(1.53)	$11.48	$14.94	$(14.21)
Less distributions:
Dividends from net investment income	—		$(0.07)	—	—	$(0.03)	$(0.41)
Distributions from net realized capital gains	$(2.49)		(3.86)	—	—	—	(1.97)
Total distributions	$(2.49)		$(3.93)	—	—	$(0.03)	$(2.38)
Redemption fees	—	*	— *	— *	— *	— *	— *
Net asset value at end of period	$45.94		$45.60	$45.11	$46.64	$35.16	$20.25
Total investment return**	6.64%		10.64%	(3.28)%	32.65%	73.84%	(39.05)%
Ratios/supplemental data:
Net assets at end of period (in $000's)	$1,224,235		$1,273,822	$1,309,145	$1,403,033	$1,148,714	$765,770
Ratio of expenses to average net assets	0.86	%†	0.83%	0.84%	0.87%	0.86%	0.93%
Ratio of net investment income (loss) to average net assets	(0.16	)%†	0.12%	(0.25)%	(0.16)%	(0.20)%	0.92%
Portfolio turnover rate	7	%†	10%	15%	8%	19%	18%

*  Rounds to less than $0.01 per share

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended September 30, 2013 is not annualized.

†  Annualized

See notes to financial statements.

FPA CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS

September 30, 2013
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York Time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 6.

B.  Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

C.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S.

FPA CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's ) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $76,717,854 for the six months ended September 30, 2013. Realized gains or losses are based on the specific identification method. All of the amounts reported in the financial statements as of September 30, 2013 were the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at September 30, 2013 for federal income tax purposes was $394,833,691 and $532,294, respectively, resulting in net unrealized appreciation of $394,301,397. As of and during the period ended September 30, 2013, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before March 31, 2009 or by state tax authorities for years ended on or before March 31, 2008.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 11/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the six months ended September 30, 2013, the Fund paid aggregate fees of $67,923 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 5 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the six months ended September 30, 2013, the Fund collected $14,103 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being

FPA CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price, Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonable use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of September 30, 2013:

	Level 1	Level 2	Level 3(3)	Total
Common Stocks(1)	$799,328,329	—	—	$799,328,329
U.S. Treasuries	—	$220,454,357	—	220,454,357
Short-Term Investments(2)	—	204,831,568	—	204,831,568
	$799,328,329	$425,285,925	—	$1,224,614,254

(1)  All common stocks are classified under Level 1. The Portfolio of Investments provides further information on major security types.

(2)  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

(3)  Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Level 1 and Level 2 during the period ended September 30, 2013. Additionally, there were no transfers into or out of Level 3 during the period ended September 30, 2013.

FPA CAPITAL FUND, INC.

SHAREHOLDER EXPENSE EXAMPLE

September 30, 2013
(Unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 31, 2013	$1,000.00	$1,000.00
Ending Account Value September 30, 2013	$1,066.40	$1,020.63
Expenses Paid During Period*	$4.45	$4.37

*  Expenses are equal to the Fund's annualized expense ratio of 0.86%, multiplied by the average account value over the period and prorated for the six-months ended September 30, 2013 (183/365 days).

FPA CAPITAL FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Approval of the Advisory Agreement. At a meeting of the Board of Directors held on August 5, 2013, the Directors approved the continuation of the advisory agreement between the Fund and the Adviser for an additional one-year period through September 30, 2014, on the recommendation of the Independent Directors who met in executive session on August 5, 2013 prior to the Board meeting to review and discuss the proposed continuation of the advisory agreement. The following paragraphs summarize the material information and factors considered by the Board and the Independent Directors as well as the Directors' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Directors considered information regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers, the senior analyst supporting the team, the scope of accounting, administrative, shareholder and other services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board and the Independent Directors noted the experience, length of service and the outstanding reputation of the Fund's portfolio managers: Dennis Bryan, who has been with the Adviser since 1993, Robert Rodriguez, who has managed the Fund since 1984, Arik A. Ahitov, who joined the Adviser in 2010 and has served as an associate portfolio manager of the Fund since 2013, and Nile R. Garritson, who joined the Adviser in 2012. The Board and the Independent Directors concluded that the nature, extent and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Fund. They also received information from an independent consultant, Morningstar Associates, LLC ("Morningstar"), regarding the Fund's performance relative to a peer group of mid-cap value funds selected by Morningstar (the "Peer Group"). The Board and the Independent Directors noted the Fund's competitive longer-term investment performance when compared to the Peer Group. They also noted the Fund's short-term underperformance relative to the Peer Group, considering the Adviser's representation that periods of short-term underperformance were consistent with the Fund's value investment style and with long-term outperformance. The Board and the Independent Directors determined that the Fund's investment results were satisfactory in light of the Fund's objectives and concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Adviser Profitability; Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Directors were provided information by the Adviser to enable consideration of the Fund's advisory fees and total expense levels, as well as the overall profitability of the Adviser, the benefits to the Adviser from its relationship to the Fund, the extent to which economies of scale with respect to the management of the Fund, if any, would be realized, and whether the Fund is sharing, or will share, in those economies.

The Board and the Independent Directors reviewed comparative information relative to fees and expenses for the Fund and for the Peer Group. The Board and the Independent Directors noted that the Fund's advisory fees were at the lower end of the range for the Peer Group. The Board and the Independent Directors also noted that the overall expense ratio of the Fund was low when compared to the Peer Group. The Board and the Independent Directors noted that the Fund reimburses the Adviser for providing administrative and other financial services to the Fund and considered the administrative and other financial services provided by the Adviser and the reimbursement level in connection with their consideration of the overall services provided by the Adviser and its compensation. The Board and the Independent Directors compared the Fund's advisory fee with the advisory fees charged by the Adviser to other clients. The Board and the Independent Directors noted that where the fees paid by the Adviser's other clients were lower, the differences reflected the differences in services provided by the Adviser to those clients. The Board and the Independent Directors considered other actual and potential benefits to the Adviser from

FPA CAPITAL FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Continued)

managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Fund. The Board and the Independent Directors concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. The Board and the Independent Directors noted that the fee rate has a breakpoint at $50 million in Fund assets and discussed the fact that the fee rate does not have any additional breakpoints. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser's statement that it believes that additional breakpoints currently were not appropriate for the Fund given the ongoing investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund's assets, all of which could negatively impact the Adviser.

The Board and the Independent Directors considered the Adviser's representation that its internal costs of providing investment management services to the Fund have increased significantly in recent years as a result of a number of factors, including the Adviser's substantial investment in additional professional resources and staffing. The Board and the Independent Directors considered information regarding the Adviser's representation that such increased costs have also included a significant investment in the analyst who assists with the management of the Fund, and additions to administrative personnel and systems that enhance the quality of services provided to the Fund. The Board and the Independent Directors also noted that, even though the Fund is currently closed to new investors and it continues to experience outflows of investment capital, the Adviser has continued to make investments in personnel servicing the Fund. The Board and the Independent Directors concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in its service infrastructure, and that in light of these investments, additional breakpoints in the Fund's advisory fee structure were not warranted at current asset levels.

Conclusions. The Board and the Independent Directors determined that the Fund continues to benefit from the services of a highly experienced portfolio management team, which has produced competitive long-term returns. In addition, the Board and the Independent Directors agreed that the Fund continues to receive high-quality accounting, administrative, shareholder and other ancillary services from the Adviser. The Board and the Independent Directors concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. The Board and the Independent Directors also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Directors concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2014.

FPA CAPITAL FUND, INC.

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – (72)*	Director & Chairman† Years Served: 2	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Thomas P. Merrick – (76)*	Director† Years Served: 4	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7
Alfred E. Osborne, Jr. – (68)*	Director† Years Served: 13	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Heckmann Corporation and Kaiser Aluminum, Inc.
A. Robert Pisano – (70)†	Director* Years Served: <1	Retired. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011	7	Resources Connection and The Motion Pictures and Television Fund
Patrick B. Purcell – (70)*	Director† Years Served: 7	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7	The Motion Picture and Television Fund
Robert L. Rodriguez – (64)	Director† Portfolio Manager Years Served: 29	Chief Executive Officer of the Adviser.	2
Dennis M. Bryan – (52)	Chief Executive Officer & Portfolio Manager Years Served: 17	Partner of the Adviser.
Eric S. Ende – (69)	Vice President Years Served: 28	Partner of the Adviser.	3
J. Richard Atwood – (53)	Treasurer Years Served: 16	Chief Operating Officer of the Adviser.
Christopher H. Thomas – (56)	Chief Compliance Officer Years Served: 18	Vice President and Chief Compliance Officer of the Adviser.
Sherry Sasaki – (58)	Secretary Years Served: 30	Assistant Vice President and Secretary of the Adviser.
E. Lake Setzler – (46)	Assistant Treasurer Years Served: 7	Senior Vice President and Controller of the Adviser.
Michael P. Gomez – (28)	Assistant Vice President Years Served: 1	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007 to 2010.

†  Directors serve until their resignation, removal or retirement.

*  Audit Committee member
Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA CAPITAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
803 W. Michigan St.
Milwaukee, WI 53233-2301

(800) 638-3060

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

TICKER: FPPTX
CUSIP: 302539101

DISTRIBUTOR

UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233

COUNSEL

K&L Gates LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2013 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's web site at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                   Code of Ethics.  Not Applicable to this semi-annual report.

Item 3.                   Audit Committee Financial Expert.  Not Applicable to this semi-annual report.

Item 4.                   Principal Accountant Fees and Services.  Not Applicable to this semi-annual report.

Item 5.                   Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                   Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                   Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                 Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                 Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                 Exhibits.

(a)(1)                  Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

(a)(2)                  Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

(a)(3)                  Not Applicable

(b)                                 Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA CAPITAL FUND, INC.

By:	/s/ DENNIS M. BRYAN
Dennis M. Bryan, Chief Executive Officer
(Principal Executive Officer)

Date: November 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA CAPITAL FUND, INC.

By:	/s/ DENNIS M. BRYAN
Dennis M. Bryan, Chief Executive Officer
(Principal Executive Officer)

Date: November 21, 2013

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: November 21, 2013